                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                           ZENITH LIFE EXECUTIVE 65
               LIMITED PAYMENT VARIABLE LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED APRIL 29, 2013 TO
                         PROSPECTUS DATED MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2001, as annually and periodically supplemented.

                          ZENITH VARIABLE WHOLE LIFE
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES

        SUPPLEMENT DATED APRIL 29, 2013 TO PROSPECTUS DATED MAY 1, 2002

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2002, as annually and periodically supplemented.

   You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Executive 65 and Zenith Variable Whole Life Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

Premium Payments...................... New England Financial
                                       P.O. Box 371499
                                       Pittsburgh, PA 15250-7499

Payment Inquiries and Correspondence.. New England Financial/MetLife
                                       P.O. Box 323
                                       Warwick, RI 02887-0323

Beneficiary and Ownership Changes..... New England Financial/MetLife
                                       P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans, Withdrawals and
  Sub-Account Transfers............... New England Financial/MetLife
                                       P.O. Box 543
                                       Warwick, RI 02887-0543

Death Claims.......................... New England Financial/MetLife
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Sub-Account Transfers by Telephone.... (800) 200-2214

All Other Telephone Transactions and
  Inquiries........................... (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio and 0.62% for the Sub-account investing in the Oppenheimer Global Equity Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.

ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                            DISTRIBUTION            ACQUIRED    TOTAL                  NET TOTAL
                                               AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
ELIGIBLE FUND                      FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-------------                   ---------- --------------- -------- --------- --------- -------------- ---------
AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond
  Fund.........................    0.37%        0.25%        0.02%     --       0.64%          --        0.64%
American Funds Global Small
  Capitalization Fund..........    0.71%        0.25%        0.04%     --       1.00%          --        1.00%
American Funds Growth
  Fund.........................    0.33%        0.25%        0.02%     --       0.60%          --        0.60%
American Funds Growth-
  Income Fund..................    0.27%        0.25%        0.02%     --       0.54%          --        0.54%

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
Equity-Income Portfolio........    0.46%          --         0.10%     --       0.56%          --        0.56%

MET INVESTORS SERIES
  TRUST--CLASS A
BlackRock Large Cap Core
  Portfolio....................    0.59%          --         0.05%     --       0.64%        0.01%       0.63%

                                           DISTRIBUTION            ACQUIRED    TOTAL                  NET TOTAL
                                              AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
ELIGIBLE FUND                     FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-------------                  ---------- --------------- -------- --------- --------- -------------- ---------
Clarion Global Real Estate
  Portfolio...................    0.60%         --          0.06%      --      0.66%          --        0.66%
ClearBridge Aggressive
  Growth Portfolio............    0.61%         --          0.03%      --      0.64%          --        0.64%
Harris Oakmark International
  Portfolio...................    0.77%         --          0.06%      --      0.83%        0.02%       0.81%
Invesco Small Cap Growth
  Portfolio...................    0.85%         --          0.02%      --      0.87%        0.01%       0.86%
Janus Forty Portfolio.........    0.63%         --          0.03%      --      0.66%        0.01%       0.65%
Lord Abbett Bond Debenture
  Portfolio...................    0.51%         --          0.03%      --      0.54%          --        0.54%
Lord Abbett Mid Cap Value
  Portfolio...................    0.65%         --          0.04%    0.06%     0.75%        0.00%       0.75%
MetLife Aggressive Strategy
  Portfolio...................    0.09%         --          0.01%    0.72%     0.82%          --        0.82%
MFS(R) Research International
  Portfolio...................    0.68%         --          0.07%      --      0.75%        0.05%       0.70%
Morgan Stanley Mid Cap
  Growth Portfolio............    0.65%         --          0.07%      --      0.72%        0.01%       0.71%
Oppenheimer Global Equity
  Portfolio...................    0.67%         --          0.09%      --      0.76%        0.02%       0.74%
PIMCO Inflation Protected
  Bond Portfolio..............    0.47%         --          0.11%      --      0.58%          --        0.58%
PIMCO Total Return
  Portfolio...................    0.48%         --          0.03%      --      0.51%          --        0.51%
SSgA Growth and Income
  ETF Portfolio...............    0.31%         --          0.01%    0.24%     0.56%          --        0.56%
SSgA Growth ETF
  Portfolio...................    0.32%         --          0.03%    0.25%     0.60%          --        0.60%
T. Rowe Price Mid Cap
  Growth Portfolio............    0.75%         --          0.03%      --      0.78%          --        0.78%

METROPOLITAN SERIES
  FUND--CLASS A
Baillie Gifford International
  Stock Portfolio.............    0.81%         --          0.10%      --      0.91%        0.10%       0.81%
Barclays Aggregate Bond
  Index Portfolio.............    0.25%         --          0.04%      --      0.29%        0.01%       0.28%
BlackRock Bond Income
  Portfolio...................    0.32%         --          0.04%      --      0.36%        0.00%       0.36%
BlackRock Capital
  Appreciation Portfolio......    0.70%         --          0.03%      --      0.73%        0.01%       0.72%
BlackRock Diversified
  Portfolio...................    0.46%         --          0.07%      --      0.53%          --        0.53%
BlackRock Large Cap Value
  Portfolio...................    0.63%         --          0.03%      --      0.66%        0.03%       0.63%
BlackRock Money Market
  Portfolio...................    0.33%         --          0.02%      --      0.35%        0.01%       0.34%
Davis Venture Value
  Portfolio...................    0.70%         --          0.03%      --      0.73%        0.05%       0.68%

                                         DISTRIBUTION            ACQUIRED    TOTAL                  NET TOTAL
                                            AND/OR               FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                             MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
ELIGIBLE FUND                   FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
-------------                ---------- --------------- -------- --------- --------- -------------- ---------
Frontier Mid Cap Growth
  Portfolio.................    0.73%         --          0.05%      --      0.78%        0.02%       0.76%
Jennison Growth Portfolio...    0.61%         --          0.03%      --      0.64%        0.07%       0.57%
Loomis Sayles Small Cap
  Core Portfolio............    0.90%         --          0.07%    0.10%     1.07%        0.08%       0.99%
Loomis Sayles Small Cap
  Growth Portfolio..........    0.90%         --          0.06%      --      0.96%        0.09%       0.87%
Met/Artisan Mid Cap Value
  Portfolio.................    0.81%         --          0.04%      --      0.85%          --        0.85%
MetLife Conservative
  Allocation Portfolio......    0.09%         --          0.02%    0.54%     0.65%        0.01%       0.64%
MetLife Conservative to
  Moderate Allocation
  Portfolio.................    0.07%         --          0.01%    0.58%     0.66%        0.00%       0.66%
MetLife Mid Cap Stock Index
  Portfolio.................    0.25%         --          0.07%    0.02%     0.34%        0.00%       0.34%
MetLife Moderate Allocation
  Portfolio.................    0.06%         --            --     0.63%     0.69%        0.00%       0.69%
MetLife Moderate to
  Aggressive Allocation
  Portfolio.................    0.06%         --          0.01%    0.67%     0.74%        0.00%       0.74%
MetLife Stock Index
  Portfolio.................    0.25%         --          0.03%      --      0.28%        0.01%       0.27%
MFS(R) Total Return
  Portfolio.................    0.55%         --          0.05%      --      0.60%          --        0.60%
MFS(R) Value Portfolio......    0.70%         --          0.03%      --      0.73%        0.13%       0.60%
MSCI EAFE(R) Index
  Portfolio.................    0.30%         --          0.11%    0.01%     0.42%        0.00%       0.42%
Neuberger Berman Genesis
  Portfolio.................    0.82%         --          0.04%      --      0.86%        0.01%       0.85%
Russell 2000(R) Index
  Portfolio.................    0.25%         --          0.08%    0.09%     0.42%        0.00%       0.42%
T. Rowe Price Large Cap
  Growth Portfolio..........    0.60%         --          0.04%      --      0.64%        0.01%       0.63%
T. Rowe Price Small Cap
  Growth Portfolio..........    0.49%         --          0.06%      --      0.55%          --        0.55%
Western Asset Management
  Strategic Bond
  Opportunities Portfolio...    0.60%         --          0.05%      --      0.65%        0.04%       0.61%
Western Asset Management
  U.S. Government
  Portfolio.................    0.47%         --          0.03%      --      0.50%        0.02%       0.48%

   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

   FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES(R) ARE NOT AFFILIATED WITH NELICO.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

AMERICAN FUNDS INSURANCE SERIES(R)                             ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
ELIGIBLE FUND                                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                      -----------                     --------------------

 American Funds Bond Fund                N/A                              As high a level of current income as
                                                                          is consistent with the preservation
                                                                          of capital.

 American Funds Global Small             N/A                              Long-term growth of capital.
   Capitalization Fund

 American Funds Growth Fund              N/A                              Growth of capital.

 American Funds Growth-Income            N/A                              Long-term growth of capital and
   Fund                                                                   income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS                         ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
ELIGIBLE FUND                                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                      -----------                     --------------------

 Equity-Income Portfolio                 FMR Co., Inc.                    Reasonable income. The fund will
                                                                          also consider the potential for
                                                                          capital appreciation. The fund's goal
                                                                          is to achieve a yield which exceeds
                                                                          the composite yield on the
                                                                          securities comprising the S&P 500(R)
                                                                          Index.

MET INVESTORS SERIES TRUST                                                       ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                      -----------                     --------------------

 BlackRock Large Cap Core Portfolio      BlackRock Advisors, LLC          Long-term capital growth.

 Clarion Global Real Estate Portfolio    CBRE Clarion Securities LLC      Total return through investment in
                                                                          real estate securities, emphasizing
                                                                          both capital appreciation and
                                                                          current income.

 ClearBridge Aggressive Growth           ClearBridge Investments, LLC     Capital appreciation.
   Portfolio (formerly Legg Mason        (formerly ClearBridge Advisors,
   ClearBridge Aggressive Growth         LLC)
   Portfolio)

ELIGIBLE FUND                                    SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                    -----------                      --------------------

Harris Oakmark International          Harris Associates L.P.             Long-term capital appreciation.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.             Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC       Capital appreciation.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC             High current income and the
  Portfolio                                                              opportunity for capital appreciation
                                                                         to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC             Capital appreciation through
                                                                         investments, primarily in equity
                                                                         securities, which are believed to be
                                                                         undervalued in the marketplace.

MetLife Aggressive Strategy           N/A                                Growth of capital.
  Portfolio

MFS(R) Research International         Massachusetts Financial Services   Capital appreciation.
  Portfolio                           Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment          Capital appreciation.
  Portfolio                           Management Inc.

Oppenheimer Global Equity Portfolio   OppenheimerFunds, Inc.             Capital appreciation.

PIMCO Inflation Protected Bond        Pacific Investment Management      Maximum real return, consistent
  Portfolio                           Company LLC                        with preservation of capital and
                                                                         prudent investment management.

PIMCO Total Return Portfolio          Pacific Investment Management      Maximum total return, consistent
                                      Company LLC                        with the preservation of capital and
                                                                         prudent investment management.

SSgA Growth and Income ETF            SSgA Funds Management, Inc.        Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio             SSgA Funds Management, Inc.        Growth of capital.

T. Rowe Price Mid Cap Growth          T. Rowe Price Associates, Inc.     Long-term growth of capital.
  Portfolio

METROPOLITAN SERIES FUND                                                        ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                    SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                    -----------                      --------------------

Baillie Gifford International Stock   Baillie Gifford Overseas Limited   Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index         MetLife Investment Management,     To track the performance of the
  Portfolio (formerly Barclays        LLC/1/                             Barclays U.S. Aggregate Bond
  Capital Aggregate Bond Index                                           Index.
  Portfolio)

BlackRock Bond Income Portfolio       BlackRock Advisors, LLC            A competitive total return primarily
                                                                         from investing in fixed-income
                                                                         securities.

BlackRock Capital Appreciation        BlackRock Advisors, LLC            Long-term growth of capital.
  Portfolio (formerly BlackRock
  Legacy Large Cap Growth Portfolio)
BlackRock Diversified Portfolio       BlackRock Advisors, LLC            High total return while attempting to
                                                                         limit investment risk and preserve
                                                                         capital.

ELIGIBLE FUND                                    SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                     -----------                       --------------------

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC               Long-term growth of capital.

BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC               A high level of current income
                                                                           consistent with preservation of
                                                                           capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P.         Growth of capital.

Frontier Mid Cap Growth Portfolio    Frontier Capital Management           Maximum capital appreciation.
  (formerly BlackRock Aggressive     Company, LLC/3/
  Growth Portfolio)

Jennison Growth Portfolio            Jennison Associates LLC               Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.        Long-term capital growth from
  Portfolio                                                                investments in common stocks or
                                                                           other equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company, L.P.        Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.

MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.

MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Management,        To track the performance of the
  Portfolio                          LLC/1/                                Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.

MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.

MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                MSCI EAFE(R) Index.

Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Management,        To track the performance of the
                                     LLC/1/                                Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.        Long-term growth of capital and,
  Portfolio                                                                secondarily, dividend income.

ELIGIBLE FUND                            SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                             -----------                   --------------------

T. Rowe Price Small Cap Growth  T. Rowe Price Associates, Inc.  Long-term capital growth.
  Portfolio

Western Asset Management        Western Asset Management        To maximize total return consistent
  Strategic Bond Opportunities  Company                         with preservation of capital.
  Portfolio

Western Asset Management U.S.   Western Asset Management        To maximize total return consistent
  Government Portfolio          Company                         with preservation of capital and
                                                                maintenance of liquidity.

--------
/1/ MetLife Investment Management, LLC was formerly called MetLife Investment Advisors Company, LLC.

/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/3/ Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the Portfolio.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                             OTHER POLICY FEATURES

TRANSFER OPTION

   This section is modified as follows:

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, the Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis

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

Sayles Small Cap Growth Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio - the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE ELIGIBLE FUNDS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or
(ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

POLICY OWNER AND BENEFICIARY

   The following is added to this section:

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is additional uncertainty, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL - DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy's cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies. In Rev. Rul. 2004-75, 2004-31 IRB 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

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

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                     A-17